RECEIVABLE SALE AGREEMENT

                                     between

                            TRENDWEST RESORTS, INC.,
                                    as Seller


                                       and

                              TW HOLDINGS II, INC.,
                                  as Purchaser


                           Dated as of April 15, 1999

         RECEIVABLE SALE AGREEMENT (the "Agreement"), dated as of April 15, 1999, by and between Trendwest Resorts, Inc., an Oregon corporation (the "Seller"), and its successors and permitted assigns and TW Holdings II, Inc., a Delaware corporation (the "Purchaser"), and its successors and assigns.

                                               W I T N E S S E T H:

         WHEREAS, the Purchaser has been formed as a qualifying special purpose entity for the purpose of acquiring Receivables from the Seller; and

         WHEREAS, from time to time, the Seller intends to sell or contribute Receivables to the Purchaser, and the Purchaser intends to purchase and/or accept Receivables from the Seller.

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

         SECTION 1. Definitions; Interpretation. Capitalized terms used but not defined herein shall have the meanings given them "Trendwest Warehouse Facility Definitions" attached hereto as Annex A.

         SECTION 2. Sale and Disposition of Receivables.

                  (a) From time to time, the Seller may sell or contribute (and by execution of a Sale Assignment will thereby sell or contribute) to the Purchaser, subject to the terms and conditions of this Agreement, all right, title and interest of the Seller in and to:

                           (i) the Receivables listed in the related Sale Assignment, all payments paid in respect thereof and all monies due, to become due or paid in respect thereof after the related Cut-off Date and all liquidation proceeds and recoveries thereon, in each case as they arise after the related Cut-off Date or other date specified in the Sale Assignment;

                  (ii) all security interests and liens and property subject thereto from time to time purporting to secure payment by Obligors under such Receivables;

                  (iii) all guaranties, indemnities and warranties, and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivables;

                  (iv) all collections and records (including computer records)
                  with         respect   to   the
         foregoing;

                  (v) all documents relating to such Receivables, including those contained in the Receivable Files and all Receivable Documents; and

                  (vi) all income, payments, proceeds and other benefits of any and all of the foregoing.

Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase or accept the foregoing from the Seller. To the extent that the Receivable Acquisition Price paid to the Seller for any Receivables is less than the fair market value of such Receivables, the difference between such fair market value and the Receivable Acquisition Price shall be deemed to be a capital contribution made by the Seller to Purchaser on the relevant Sale Date.

         (b) In order to offer a Receivable for sale by the Seller to the Purchaser, the Seller shall deliver to the Custodian, on behalf of the Purchaser, each of the Receivable Documents and the originally executed Sale Assignment therefor five Business Days prior to the Sale Date. Upon receipt by the Custodian of the complete Receivable Documents and the duly executed original Sale Assignment, the acceptance and approval by the Lender of a duly executed Receipt from the Custodian, and subject to the terms of this Agreement, the Purchaser will transfer or cause to be transferred to the Seller, an amount equal to the Receivable Acquisition Price with respect to such the Receivables identified on the Receipt by the close of business on or before the second Business Day following the receipt by the Custodian of such Receivable Documents and Sale Assignment.

         (c) Upon payment of the Receivable Acquisition Price and execution of the Sale Assignment with respect to a Receivable, the ownership of each such Receivable and all collections allocable to principal thereon since the related Cut-off Date and all other property interests or rights conveyed pursuant to and referenced in Section 2(a) hereof, shall be vested in the Purchaser, and the Seller shall not take any action inconsistent with such ownership nor claim any ownership interest in any such Receivable for any purpose whatsoever other than consolidated financial and federal and state income tax reporting.

         (d) On or prior to the related Sale Date, the Seller shall indicate in its computer files and other records that each Receivable has been sold to the Purchaser and transferred and, if applicable, pledged to the Trustee on behalf of the Lender. In addition, on or prior to the Sale Date, the Seller shall deliver to the Purchaser (or, if the Purchaser has pledged such Receivables to the Trustee, to the Lender), UCC-1 financing statements in favor of the Purchaser and, if applicable, the Trustee on behalf of the Lender with respect to the Receivables meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary or appropriate to perfect the acquisition of the Receivables by the Purchaser from the Seller. In addition, the Seller and the Purchaser each shall respond to any inquiries with respect to ownership of a Receivable by stating that such Receivable has been sold to the Purchaser and that the Purchaser is the owner of such Receivable and, if applicable, that such Receivable has been assigned to the Trustee on behalf of the Lender.

         (e) The Seller, at any time and from time to time shall, at its sole cost and expense, afford the Purchaser, the Trustee and the Custodian, as the case may be, and their respective authorized agents and representatives upon reasonable notice, reasonable access during regular business hours to its records relating to its performance under and compliance with this Agreement and will cause its personnel to assist in any examination of such records to enable such party to determine the Seller's compliance with the terms of this Agreement. The examination referred to in the immediately preceding sentence will be conducted in a manner that does not unreasonably interfere with the Seller's normal operations or customer or employee relations.

         (f) The Seller agrees that, from time to time, at its expense, it will promptly execute and deliver all further instruments, notices and documents, and take all further action, that may be necessary or appropriate, as reasonably determined by the Purchaser, or that the Purchaser may reasonably request, in order to perfect, protect or more fully evidence the transfer of ownership of the Receivables to the Purchaser or to enable the Purchaser or the Trustee on behalf of the Lender to exercise or enforce any of its respective rights hereunder or under any Sale Assignment, as the case may, be or to otherwise facilitate any Securitization Take-out.

         (g) Any action required or permitted to be taken by the Purchaser in furtherance of its agreement to purchase Receivables hereunder, including enforcement of its rights and receipt of documents, may be delegated by it to one or more agents, or assigned to the Lender pursuant to the Credit Agreement.

         (h) Seller acknowledges that the Purchaser has been formed with the intent that the Receivables will, from time to time, be pooled and disposed of by the Purchaser in a Securitization Take-out.

         (i) Except as specifically provided for herein, the sale and the purchase of the Receivables under this Agreement is without recourse to the Seller; provided that the Seller shall be liable to the Purchaser for all representations, warranties, covenants and indemnities made by it under this Agreement.

         (j) Neither the Purchaser nor any assignee shall have any obligation or liability with respect to any Receivable, nor shall the Purchaser or any assignee have any liability to any Obligor in respect of any Receivable. No such obligation or liability is intended to be assumed by the Purchaser or any assignee herewith, and any such liability hereby is expressly disclaimed.

         SECTION 3.  Intended Characterization; Grant of Security Interest.

         It is the intention of the parties hereto that each transfer of Receivables to be made pursuant to the terms hereof shall constitute a sale or, to the extent set forth in Section 2(a) hereof, a capital contribution by the Seller to the Purchaser and not a loan. In the event, however, that a court of competent jurisdiction were to hold that any such transfer constitutes a loan and not a sale or capital contribution, it is the intention of the parties hereto that the Seller shall be deemed to have granted to the Purchaser as of the date hereof a first priority perfected security interest in all of Seller's right, title and interest in, to and under each Receivable, and the related property as described in Section 2(a) hereof. In the event of the characterization of any such transfer as a loan, the amount of interest payable or paid with respect to such loan under the terms of this Agreement shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable state law or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable state law, which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any such loan exceeds the Highest Lawful Rate, the parties hereto stipulate that
(a) to the extent possible given the term of such loan, such excess amount previously paid or to be paid with respect to such loan be applied to reduce the principal balance of such loan, and the provisions thereof immediately be deemed reformed and the amounts thereafter collectible thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for thereunder and (b) to the extent that the reduction of the principal balance of, and the amounts collectible under, such loan and the reformation of the provisions thereof described in the immediately preceding clause (a) is not possible given the term of such loan, such excess amount will be deemed to have been paid with respect to such loan as a result of an error and upon discovery of such error or upon notice thereof by any party hereto such amount shall be refunded by the recipient thereof.

         SECTION 4. Conditions Precedent to Purchase.

         The  agreement  of the  Purchaser to purchase  Receivables  pursuant to
Section 2 on the first Sale Date is subject to the fulfillment and satisfaction of the conditions required in Section 3 and Section 4 of the Credit Agreement and, on any Sale Date thereafter, the conditions required in Section 4 of the Credit Agreement.

         SECTION 5. Representations and Warranties of Seller.

         (a) The Seller represents and warrants to the Purchaser, as of the date hereof (which representations and warranties shall be deemed reaffirmed on each Sale Date as though made on such Sale Date) with respect to the Seller as follows:

                   (i) The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Oregon, is duly qualified to do business and is in good standing in every jurisdiction in which the nature of its business requires it to be so qualified;

                   (ii) The Seller has the power and authority to own and convey all of its properties and assets and to execute and deliver this Agreement and to perform the transactions contemplated hereby;

                   (iii) the execution, delivery and performance by the Seller of this Agreement and the transactions contemplated hereby, (A) have been duly authorized by all necessary corporate or other action on the part of the Seller, (B) do not contravene or cause the Seller to be in default under (1) the Seller's organizational documents or operating agreement, (2) any contractual restriction with respect to any debt of the Seller or contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on or affecting the Seller or its property or (3) any law, rule, regulation, order, writ, judgment, award, injunction or decree applicable to, binding on or affecting the Seller or its property and (C) do not result in or require the creation of any Adverse Claim;

                   (iv) this Agreement has been duly executed and delivered on behalf of the Seller;

                   (v) no consent of, or other action by, and no notice to or filing with, any Governmental Authority or any other party, is required for the due execution, delivery and performance by the Seller of this Agreement or for the perfection of or the exercise by the Purchaser of any of its rights or remedies hereunder, other than such consents as have been obtained and complete copies of which have been provided to the Purchaser except that the exercise of remedies hereunder may require notices and other actions in accordance with applicable law at the applicable time;

                   (vi)  this   Agreement  is  the  legal,   valid  and  binding
         obligation of the Seller, enforceable against the Seller in accordance with its terms;

                   (vii) there is no pending or to the Seller's best knowledge, threatened action, suit or proceeding, against or affecting the Seller or the property of the Seller, in any court or tribunal, or before any arbitrator of any kind or before or by any Governmental Authority (A) asserting the invalidity of this Agreement, (B) seeking to prevent the sale and assignment by the Seller of any Receivable or the consummation of any of the transactions contemplated hereby or (C) seeking any determination or ruling that might materially and adversely affect (1) the performance by the Seller of this Agreement or (2) the validity or enforceability of this Agreement; and

                   (viii) the Seller confirms each of the representations and warranties made by it pursuant to Section 2.2 of the Credit Agreement.

         (b) With respect to each Receivable, the Seller represents and warrants to the Purchaser, as of the Sale Date, that:

                   (i) such Receivable has not been sold, assigned or pledged by the Seller to any other Person, and the Seller has conveyed to the Purchaser all of the Seller's right, title and interest to such Receivable, free and clear of any Adverse Claim;

                   (ii) this Agreement and each related Sale Assignment constitutes a valid sale, transfer, assignment set-over and conveyance to the Purchaser of all right, title and interest of the Seller in and to such Receivable now existing and hereafter created;
                   (iii) the Sale Assignment has been duly executed and delivered by the Seller;

                   (iv) each Receivable Document has been delivered to the Custodian on behalf of Purchaser or any assignee of the Purchaser;

                   (v) Bulk Transfer Provisions. No transfer, assignment or conveyance of the Receivables contemplated by this Agreement will be subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                   (vi) Transfer Taxes. No transfer, assignment or conveyance of the Receivable is subject to or will result in any tax, fee or governmental charge payable by the Seller or the Purchaser to any federal, state or local government ("Transfer Taxes"). In the event that the Seller or the Purchaser receives actual notice of any Transfer Taxes arising out of the transfer, assignment and conveyance of the Receivable, on written demand by the Purchaser, or upon the Seller otherwise being given notice thereof, the Seller shall pay, and otherwise indemnify and hold the Purchaser, the Trustee and the Noteholders harmless, on an after-tax basis, from and against any and all such Transfer Taxes;

                   (vii) Legal Name. The legal name of the Seller is as set forth in the signature page of this Agreement. The Seller has not operated under any other names during the last six years. The Seller does not have any other trade names, fictitious names, assumed names or "doing business as" names;

                  (viii) Additional Representations and Warranties. The Seller confirms the representations and warranties made by it pursuant to
         Section 2.3 of the Credit Agreement; and

                  (xii) All Filings Made. Except as provided for in Section 2(d) hereof, at the Sale Date, no further filings (including, without limitation, UCC filings) or other actions are necessary in any jurisdiction to give the Purchaser an ownership interest in the Receivables.

         (c) It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive the sale or contribution of a Receivable to the Purchaser and any pledge of such Receivable by the Purchaser to the Trustee on behalf of the Lender and shall continue so long as any such Receivable shall remain outstanding until such time as such Receivable is repurchased pursuant to Section 5(d). The Seller acknowledges that it has been advised that the Purchaser may assign all or part of its right, title and interest in and to each Receivable and its right to exercise the remedies created by this Section 5 to the Trustee on behalf of the Lender. The Seller agrees that, upon any such assignment, the Trustee and the Lender may enforce directly, without joinder of the Purchaser (but subject to any defense that the Seller may have under this Agreement), the purchase obligations of the Seller set forth in Section 5(d) with respect to breaches of the representations and warranties set forth in Section 5(a) and Section 5(b).

         (d) Upon discovery by the Purchaser, the Trustee or the Lender, any subsequent assignee or the Seller of a breach of any of the representations and warranties in Section 5(a) or Section 5(b) which materially and adversely affects the value of a Receivable or the interests of the Purchaser or a subsequent assignee therein, the party discovering such breach or failure to deliver shall give prompt written notice to the other parties. If, at the time of such discovery, (i) no loss has yet occurred with respect to such Receivable,
(ii) such breach or failure to deliver is curable and (iii) Seller shall have failed to cure such breach within 30 days after the earlier of (A) the Seller's discovery of such breach and (B) the Seller's receipt of written notice of such breach, then if requested in writing by notice from the Purchaser or any subsequent assignee, the Seller shall immediately repurchase such Receivable by remitting an amount equal to the Repurchase Price in the manner specified in such notice. Any such repurchase shall be made without recourse against, or warranty, express or implied, of the Purchaser or any such assignee. Notwithstanding the immediately preceding sentence, in connection with any such repurchase, the Purchaser shall in writing represent to the Seller (i) the amount of the remaining balance of the relevant Receivable and (ii) that the Purchaser has not violated in any material way any laws applicable to the collectibility of such Receivable. The Purchaser or any subsequent assignee shall execute and deliver an assignment substantially in the form of Exhibit B attached hereto and made a part hereof to vest ownership of such Receivable in the Seller. If, at the time of the discovery of such breach, a loss has occurred with respect to such Receivable, then the Seller shall pay to the Purchaser or any subsequent assignee an amount equal to the amount, if any, by which the Repurchase Price exceeds the net proceeds from such Receivable. It is understood and agreed that the obligation of the Seller to repurchase any Receivable pursuant to this Section 5(d) or to make the payment described in the immediately preceding sentence (the "Repurchase Requirement") shall constitute the sole remedy for the breach of any representation or warranty set forth in
Section 5(b); provided, that the foregoing limitation shall not be construed to limit in any manner the Purchaser's rights to (a) declare the Termination Date to have occurred to the extent that such breaches also constitute, or contribute to the determination of, an Event of Purchase Termination, or (b) offset the amount of the Repurchase Price from the Receivable Acquisition Price in connection with any other Receivables. It is also understood and agreed that upon the repurchase by Seller of a Receivable in accordance with this Section 5(d) and the payment by Seller of all monies required to be paid by it under this Section 5(d) it is the intention of the parties hereto and the Purchaser warrants that, if the seller of such Receivable is the Purchaser, Seller shall own all right, title and interest of the Purchaser in and to such Receivable.

         (e) With respect to any  representations  and  warranties  contained in
Section 5(b) which are made to the best of the Seller's knowledge, if it is discovered that any representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of a Receivable or the interests of the Purchaser or any assignee thereof, then notwithstanding the Seller's lack of knowledge of the accuracy of such representation and warranty at the time such representation or warranty was made, such inaccuracy shall be deemed a breach of such representation or warranty for purposes of the Repurchase Requirement described in Section 5(d).

         (f) It is understood and agreed that the Repurchase Requirement shall survive any assignment of a Receivable by the Purchaser to any subsequent assignee and shall continue so long as any such Receivable shall remain outstanding notwithstanding any termination of this Agreement.

         SECTION  6.  Additional  Covenants of Seller.   Seller shall, unless
the Purchaser shall otherwise consent in writing:

                  (a) comply in all material respects with all applicable laws, rules, regulations and orders with respect to itself, its business and properties; and

                  (b) preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its organization and, if applicable, all necessary Sales Finance Company Licenses.

         SECTION 7. Events of Purchase Termination. If any of the following events (each, an "Event of Purchase Termination") shall occur and be continuing:

                  (a) the Seller shall fail to perform or observe any material term, covenant or agreement contained in this Agreement and such failure shall remain unremedied for 30 days after written notice thereof shall have been given by the Purchaser to the Seller; or

                  (b) an Event of Default under the Credit Agreement or the Indenture which default results in the acceleration of the Notes; or

                  (c) there is a material breach of any of the representations and warranties of the Seller set forth in Section 5(a); or

                  (d) this Agreement and each Sale Assignment shall for any reason cease to evidence the transfer to the Purchaser of the legal, equitable and marketable title to, and ownership of, the Receivables; or

                  (e) the Purchaser becomes obligated to cease purchasing Receivables from the Seller in accordance with the Credit Agreement;

then and in any such event, the Purchaser may, by notice to the Seller declare an Event of Purchase Termination to have occurred, in which case the Termination Date shall be the date such notice is given without demand, protest or further notice of any kind, all of which are hereby expressly waived by the Seller; provided, that in the event that any of the Events of Purchase Termination described in subsections (d) or (e) of this Section 7 shall have occurred, an Event of Purchase Termination shall be deemed to have been declared in which case the Termination Date shall be on the date on which such Event of Purchase Termination shall have occurred, without demand, protest or any notice of any kind, all of which are hereby expressly waived by the Seller. Upon any such actual declaration or deemed declaration, (i) all of the Seller's rights under this Agreement (except its rights by virtue of the Purchaser not having performed its obligations and agreements hereunder) shall terminate and (ii) the Purchaser shall have, in addition to all other rights and remedies under this Agreement, all other rights and remedies provided under the UCC and other applicable law, which rights shall be cumulative.

         SECTION 8. No Proceedings. The Seller hereby agrees that it will not, directly or indirectly, institute, or cause to be instituted, or join any Person in instituting, against the Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law so long as there shall not have elapsed one year plus one day since the latest maturing Notes issued by the Purchaser.

         SECTION 9. Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing and mailed or telecommunicated, or delivered as to each party hereto, at its address set forth under its name on the signature page hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall not be effective until received by the party to whom such notice or communication is addressed.

         SECTION 10. No Waiver; Remedies. No failure on the part of the Seller, the Purchaser or any assignee thereof to exercise, and no delay in exercising, any right hereunder or under any Sale Assignment shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any other remedies provided by law.

         SECTION 11. Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the Seller, the Purchaser and their respective successors and permitted assigns. Any assignee shall be an express third party beneficiary of this Agreement, entitled to directly enforce this Agreement. The Seller may not assign any of its rights and obligations hereunder or any interest herein without the prior written consent of the Purchaser and any assignee. The Purchaser may, and intends to, assign all of its rights hereunder and the Seller consents to any such assignment. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until its termination; provided, that the rights and remedies with respect to any breach of any representation and warranty made by the Seller pursuant to Section 5 and the Repurchase Requirement shall be continuing and shall survive any termination of this Agreement.

         SECTION 12. Amendments; Consents and Waivers. No modification, amendment or waiver of, or with respect to, any provision of this Agreement, and all other agreements, instruments and documents delivered thereto, nor consent to any departure by the Seller from any of the terms or conditions thereof shall be effective unless it shall be in writing and signed by each of the parties hereto and the written consent of the Lender is given. The Purchaser shall promptly provide the Trustee with such written modifications, amendments or waivers. Any waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand by the Seller in any case shall, in itself, entitle it to any other consent or further notice or demand in similar or other circumstances. The Seller acknowledges that in connection with the intended assignment by the Purchaser of all of the Seller's right, title and interest in and to each Receivable to the Trustee on behalf of the Lender, the Purchaser intends to enter into certain financing and security arrangements with the Lender, and the Lender, subject to the terms of such arrangements, shall provide funds to the Purchaser to purchase Receivables hereunder and pursuant to which the ability of the Purchaser to perform hereunder (including its ability to purchase Receivables and to render consents hereunder) shall be subject to the consent of the Lender. Notwithstanding the above, the obligation of the Purchaser to perform hereunder shall not be diminished by the existence of such arrangements.

         SECTION 13. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation, shall not in any way be affected or impaired thereby in any other jurisdiction. Without limiting the generality of the foregoing, in the event that a Governmental Authority determines that the Purchaser may not purchase or acquire Receivables, the transactions evidenced hereby shall constitute a loan and not a purchase and sale, notwithstanding the otherwise applicable intent of the parties hereto and the Seller shall be deemed to have granted to the Purchaser as of the date of each Sale a first priority perfected security interest in all of the Seller's right, title and interest in, to and under the Receivables, and all proceeds thereof.

         SECTION 14.  GOVERNING LAW; CONSENT TO JURISDICTION.

         (A) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAW.

         (B) THE SELLER AND THE PURCHASER HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. THE SELLER AND THE PURCHASER EACH HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE SELLER OR THE PURCHASER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF ANY OF THEM TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

         SECTION 15. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         SECTION 16. Execution in Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and both of which when taken together shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, the parties have caused this Receivable Sale Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                        TRENDWEST RESORTS, INC.,
                          as Seller


                        By:      _______________________
                                 Name:
                                 Title:
                                 Address: 9805 Willows Road
                                 Redmond, Washington 98052
                                 Telephone:        (425) 498-2500
                                 Telecopier:       (425) 498-3062


                        TW HOLDINGS II, INC.,
                          as Purchaser


                        By:      ______________________
                                 Name:
                                 Title:
                                 Address: 9805 Willows Road
                                 Redmond, Washington 98052
                                 Telephone:        (425) 498-2500
                                 Telecopier:       (425) 498-3062
ex-receivable sale agreement


                                    EXHIBIT A
                                       TO
                            RECEIVABLE SALE AGREEMENT
                           DATED AS OF APRIL 15, 1999
                                 BY AND BETWEEN

                             TRENDWEST RESORTS, INC.

                                       AND

                              TW HOLDINGS II, INC.

                            [FORM OF SALE ASSIGNMENT]

                  SALE ASSIGNMENT, dated as of [__], 199[_], between Trendwest Resorts, Inc. (the "Seller") and TW Holdings II, Inc. (the "Purchaser").

                  1. We refer to the Receivable Sale Agreement (the "Sale Agreement") dated as of April 15, 1999 between the Assignor and the Assignee. All provisions of such Sale Agreement are incorporated herein by reference. All capitalized terms shall have the meanings set forth in the Sale Agreement.

                  2. Pursuant to the Sale Agreement, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser all right, title and interest of the Seller in and to the Receivables listed on Schedule 1 hereto (each, a "Receivable") and the Purchaser does hereby purchase each such Receivable.

                  3. Pursuant to the Sale Agreement, the Seller does hereby contribute, transfer, assign, set over and convey to the Purchaser, without recourse, all right, title and interest of the Seller in and to the Receivables listed on Schedule 1 hereto (each, a "Contributed Receivable") and the Purchaser does hereby accept such contribution to its stated capital.

                  4. The Unpaid Principal Balance for the Receivables sold and purchased hereby is $[__]. The Receivable Acquisition Price for the Receivables sold and purchased hereby is $[__], representing the lesser of (i) 90% of the Unpaid Principal Balance on the date hereof, or (ii) 90% of the aggregate market value of such Receivables. The Receivable Acquisition Price shall be payable in full contemporaneously with the execution of this Sale Assignment.

ex-receivable sale agreement


                  IN  WITNESS  WHEREOF,   the  parties  have  caused  this  Sale
Assignment  to  be  executed  by  their  respective   officers   thereunto  duly
authorized, as of the date first above written.

                            TRENDWEST RESORTS, INC.,
                             as Seller


                            By:      _________________________
                                     Name:
                                     Title:

                            TW HOLDINGS II, INC.,
                             as Purchaser


                            By:      ________________________
                                     Name:
                                     Title:

ex-receivable sale agreement


                                   SCHEDULE 1

                             SCHEDULE OF RECEIVABLES
ex-receivable sale agreement


                                    EXHIBIT B
                                       TO
                            RECEIVABLE SALE AGREEMENT
                           DATED AS OF APRIL 15, 1999
                                 BY AND BETWEEN

                             TRENDWEST RESORTS, INC.

                                       AND

                              TW HOLDINGS II, INC.

                         [FORM OF REPURCHASE ASSIGNMENT]

         REPURCHASE ASSIGNMENT (this "Purchase Assignment"), dated as of April [__], 1999 between Trendwest Resorts, Inc. (the "Seller") and
TW Holdings II, Inc. (the "Purchaser")] [ASSIGNEE OF THE PURCHASER].

         We refer to the Receivable Sale Agreement (the "Agreement"), dated as of April 15, 1999, by and between the Seller and the Purchaser. All capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Agreement.

         Pursuant to Section 5(d) of the Agreement, the Purchaser [ASSIGNEE OF THE PURCHASER] does hereby sell, transfer, assign, set over and convey to the Seller, without recourse or warranty, express or implied, all right, title and interest of the Purchaser [ASSIGNEE OF THE PURCHASER] in and to the Receivables listed on Schedule 1 attached hereto and made a part hereof (each, a "Repurchased Receivable"), in consideration for receipt of the aggregate Repurchase Price for such Repurchased Receivables, and the Seller does hereby purchase each such Repurchased Receivable.

         The Repurchase Price for each  Repurchased  Receivable is set forth on
Schedule 1 attached hereto and made a part hereof.

         THIS  PURCHASE  ASSIGNMENT  SHALL BE  GOVERNED  BY,  AND  CONSTRUED  IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAW.

ex-receivable sale agreement


                  IN WITNESS  WHEREOF,  the parties have caused this  Repurchase
Assignment  to  be  executed  by  their  respective   officers   thereunto  duly
authorized, as of the date first above written.

                             TRENDWEST RESORTS, INC.



                             By:    ___________________________
                                     Name:
                                     Title:


                              TW HOLDINGS II, INC.


                             By:    __________________________
                                     Name:
                                     Title:

                           [ASSIGNEE OF THE PURCHASER]